SUPPLEMENT DATED DECEMBER 28, 2022 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2022, as supplemented,
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck ETF Trust (the “Trust”) regarding VanEck Russia Small-Cap ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
On September 29, 2022, the Board of Trustees of the Trust (the “Board”) unanimously voted to approve a Plan of Liquidation and Termination of the Fund, contingent on receiving any necessary relief from the SEC. On December 28, 2022, the SEC granted exemptive relief to the Fund permitting the Fund to suspend the right of redemption with respect to shares of the Fund and, if necessary, postpone the date of payment of redemption proceeds with respect to redemption orders received but not yet paid until the Fund completes the liquidation of its portfolio and distributes all its assets to remaining shareholders.
Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines. Previously, on March 2, 2022, the Fund suspended new creations of its shares in light of circumstances involving Russia and Ukraine and trading in the Fund was halted by the Fund’s listing exchange, Cboe BZX Exchange, Inc. (“Cboe”), prior to market open on March 4, 2022. MarketVector Indexes GmbH, the index provider for the MVIS® Russia Small-Cap Index (the “Index”), the Fund’s underlying index, has suspended future rebalances of the Index.
The process of paying any proceeds of the liquidation is currently scheduled to be initiated on or about January 12, 2023. The Fund will make one or more liquidating distributions. It is possible that the liquidation of the Fund will take an extended period of time if circumstances involving Russian securities do not improve.
While the Fund is in the process of liquidating its portfolio, the Fund will hold cash and securities that may not be consistent with the Fund’s investment objective and strategies and is likely to incur higher tracking error than is typical for the Fund. Furthermore, because of the halt in secondary market trading in the Fund by Cboe and the liquidation of the Fund, the Fund is no longer an exchange-traded fund, and we cannot assure you that there will be a trading market for your shares. Upon payment of the final liquidating distribution, it is anticipated that the Fund will be terminated.
If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation (if possible) will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. However, you may not be able to recognize a loss until you receive the final distribution in a series of liquidating distributions. Please consult your personal tax advisor about the potential tax consequences.

If you have any questions, please call 1.800.826.2333.

Please retain this supplement for future reference.